                               THIRD AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


         This Third Amendment to Amended and Restated Credit Agreement (this "Amendment") is entered into as of July 28, 1995 among SHOREWOOD PACKAGING CORPORATION (the "U.S. Borrower") and SHOREWOOD PACKAGING CORPORATION OF CANADA LIMITED (the "Canadian Borrower") (collectively, the U.S. Borrower and the Canadian Borrower are referred to as the "Borrowers"), NATIONSBANK, N.A. (CAROLINAS) f/k/a NATIONSBANK OF NORTH CAROLINA, N.A., as Administrative Agent, THE BANK OF NOVA SCOTIA, as Canadian Administrative Agent and the Lenders party to the Credit Agreement (as defined below). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

                                    RECITALS

         A. The Borrowers, the Administrative Agent, the Canadian Administrative Agent and the Lenders entered into that certain Amended and Restated Credit Agreement dated as of February 25, 1994 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 18, 1994 and that certain Second Amendment to Amended and Restated Credit Agreement dated as of November 22, 1994, the "Credit Agreement").

         B. The Borrowers have requested, and the Lenders have agreed, to amend the terms of the Credit Agreement as set forth below.


                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Amendment.  The Borrowers and the Lenders agree to amend
         Section 8.08 of the Credit Agreement in its entirety to read as follows:

         8.08 Investments. No member of the Consolidated Shorewood Group will make any Investments (including, without limitation, any purchase of its own shares), except for Permitted Investments; provided, however, that the Consolidated Shorewood Group may (a) make additional Investments, during the term of this Agreement, in an aggregate amount up to $12,000,000 plus 50% of the Excess Cash Flow earned by the Consolidated Shorewood Group subsequent to the fiscal year ending in 1995 less any amounts from such Excess Cash Flow used to pay dividends or make Capital Expenditures as set forth in Section 8.09 and 8.10 and (b) make Investments in exchange for stock; provided that (i) a Change in Control shall not occur and (ii) debt may not be
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assumed, in connection with all such Investments made during the term of this
Agreement, in excess of $12,000,000.

2. Representations and Warranties. Borrowers hereby represent and warrant to the Agents and the Lenders that (a) subsequent to the execution of this Amendment, no Default or Event of Default exists and is continuing under the Credit Agreement or any of the other Loan Documents; (b) all of the provisions of the Loan Documents, except as amended hereby, are in full force and effect; (c) the liens created and evidenced by the Loan Documents (including, without limitation, the Stock Pledge Agreements) are valid and existing liens of the recited priority; and (d) since the date of the last financial statements of Borrowers delivered to Lenders, no material adverse change has occurred in the business, financial or other conditions of Borrowers.

3. Effect of Amendment. Except as expressly modified and amended in this Amendment, all of the terms, provisions and conditions of the Credit Agreement are and shall remain in full force and effect and are incorporated herein by reference. The Credit Agreement and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

4. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

5. ENTIRETY. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THESE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.


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         This Amendment shall be deemed to be effective as of the day and year first above written.

                                             BORROWERS:

                                             SHOREWOOD PACKAGING CORPORATION


                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________



                                             SHOREWOOD CORPORATION OF CANADA,
                                             LIMITED


                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________


                                             LENDERS:

                                             NATIONSBANK, N.A. (CAROLINAS) f/k/a
                                             NATIONSBANK OF NORTH CAROLINA,
                                             N.A., in its capacity as
                                             Administrative Agent and as a
                                             Lender


                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________


                                             THE BANK OF NOVA SCOTIA, in its
                                             capacity as Canadian Administrative
                                             Agent and as a Lender


                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________


                                             CREDITANSTALT-BANKVEREIN


                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________

                             [signatures continued]

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                                             CRESTAR BANK


                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________



                                             NATIONAL CITY BANK


                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________



                                             THE CHASE MANHATTAN BANK, N.A.


                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________



                                             BANQUE PARIBAS


                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________

                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________



                             [signatures continued]

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                                              THE DAIWA BANK, LIMITED


                                              By:____________________________
                                              Name:__________________________
                                              Title:_________________________

                                              By:____________________________
                                              Name:__________________________
                                              Title:_________________________



                                              NATIONAL WESTMINSTER BANK, U.S.A.


                                              By:____________________________
                                              Name:__________________________
                                              Title:_________________________



                                              THE BANK OF NEW YORK


                                              By:____________________________
                                              Name:__________________________
                                              Title:_________________________



                                              FIRST UNION NATIONAL BANK OF
                                              NORTH CAROLINA


                                              By:____________________________
                                              Name:__________________________
                                              Title:_________________________


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The Subsidiary Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and any documents executed in connection herewith do not operate to reduce or discharge the Subsidiary Guarantors' obligations under their respective Guaranty Agreements.

                                             SHOREWOOD TECHNOLOGIES, INC.



                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________


                                             SHOREWOOD PACKAGING CORPORATION OF
                                             GEORGIA


                                             By:______________________________
                                             Name:____________________________
                                             Title:___________________________


                                             SHOREWOOD PACKAGING OF NORTH
                                             CAROLINA, INC.


                                             By:_______________________________
                                             Name:_____________________________
                                             Title:____________________________


                                             SPC COMPANY OF VIRGINIA, INC.
                                             (f/k/a SHOREWOOD PACKAGING OF
                                             VIRGINIA, INC.)


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                             SHOREWOOD PACKAGING OF CALIFORNIA,
                                             INC.


                                             By:_______________________________
                                             Name:_____________________________
                                             Title:____________________________


                             [signatures continued]

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                                             SHOREWOOD PACKAGING COMPANY
                                             OF ILLINOIS, INC.


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                             SHOREWOOD TRANSPORT, INC.


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________



                                             SHOREWOOD PACKAGING OF DELAWARE,
                                             INC.


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                             SHOR-WRAP, INC.


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                             SHOREWOOD PACKAGING CORPORATION OF
                                             ALABAMA


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                             SHOREWOOD PACKAGING CORPORATION OF
                                             NEW YORK


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                             [signatures continued]

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                                             SHOREWOOD ACQUISITION CORP. OF
                                             DELAWARE


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                             SHOREWOOD PACKAGING CORPORATION OF
                                             VIRGINIA (f/k/a SHOREWOOD
                                             PAPERBOARD CORPORATION OF VIRGINIA)


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                             SPC COMPANY OF NEW YORK, INC.
                                             (f/k/a SHOREWOOD PAPERBOARD
                                             CORPORATION OF NEW YORK)


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                             SHOREWOOD PACKAGING CORPORATION OF
                                             CONNECTICUT, (f/k/a
                                             SHOREWOOD/HEMINWAY
                                             SET-UP BOX CORPORATION)


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                             TORONTO CARTON CORPORATION LIMITED

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                             [signatures continued]

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                                            SPC CORPORATION LIMITED (f/k/a
                                            SHOREWOOD PAPERBOARD CORPORATION
                                            LIMITED)

                                            By:________________________________
                                            Name:______________________________
                                            Title: ____________________________


                                            SHOREWOOD PACKAGING CORP. OF CANADA
                                            LIMITED

                                            By:________________________________
                                            Name:______________________________
                                            Title: ____________________________


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